                                                                    EXHIBIT 4.15

                               AMENDMENT NO. 2 TO
                          REGISTRATION RIGHTS AGREEMENT


         AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment")
                                                                 ---------
dated as of November 5, 2001 by and among Concentra Inc., a Delaware corporation formerly known as Concentra Managed Care, Inc. (the "Company"), the several
                                                     -------
Schedule I Purchasers signatory hereto and the several FFT Purchasers signatory hereto. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, the Schedule I Purchasers and the FFT Purchasers are parties to a Registration Rights Agreement dated as of August 17, 1999 (as amended, the "Registration Rights Agreement");
              -----------------------------

         WHEREAS, the Company, NHR Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Corp"), and
                                                         -----------
National Health Resources, Inc., a Delaware corporation ("NHR") are parties to a
                                                          ---
Merger Agreement dated as of the date hereof (the "Merger Agreement"), pursuant
                                                   ----------------
to which, at the Effective Time (such term being used in this Agreement as defined in the Merger Agreement), Merger Corp will be merged (the "Merger") with
                                                                   ------
and into NHR with NHR surviving the Merger as a wholly-owned subsidiary of the Company;

         WHEREAS, pursuant to and in accordance with the Merger Agreement, at the Effective Time, all shares of capital stock of NHR held by the stockholders of NHR (other than those which are Schedule I Purchasers or Affiliates thereof) (the "NHR Holders") shall be converted into the right to receive cash and/or
 ----------------
shares of Company Common Stock (such shares, the "NHR Shares");
                                                  ----------

         WHEREAS, it is a condition to the obligation of NHR to consummate the Merger that the Company shall have executed and delivered a Stockolders Agreement in the form of Exhibit A hereto (the "NHR Stockholders Agreement")
                         ---------              --------------------------
pursuant to which the NHR Holders shall be granted certain registration rights relating to the NHR Shares; and

         WHEREAS, the parties hereto desire to execute and deliver this Amendment in order to fulfill such condition and permit the Company to grant such registration rights contemplated by the NHR Stockholders Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1.   Operative Provisions.
                      --------------------

         (a) Section 4(c) of the Registration Rights Agreement is amended by deleting the text "sold by the Company for its own account" appearing in the first sentence thereof and inserting the text "sold by the Company or its own account or for the account of others stockholders of the Company" in lieu thereof.

         (b) Notwithstanding anything to the contrary contained in Section 13(d) of the Registration Rights Agreement, the holders of a majority in interest of the Restricted Stock held by the Schedule I Purchasers and the holders of a majority in interest of the Restricted Stock held by the FFT Purchasers consent to the Company's execution, delivery and performance of the NHR Stockholders Agreement.

         SECTION 2.   Miscellaneous.
                      -------------

         (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (c) Headings and section reference numbers in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

         (d) This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Registration Rights Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 2 to Registration Rights Agreement, all as of the day and year first above written.


                                       CONCENTRA INC.


                                       By: /s/ RICHARD A. PARR II
                                           -------------------------------------
                                           Name:  Richard A. Parr II
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary

                                       WELSH, CARSON, ANDERSON & STOWE
                                       VIII, L.P.

                                       By:  WCAS VIII Associates, L.L.C.,
                                            General Partner

                                       By:______________________________________
                                          Managing Member


                                       WCAS HEALTHCARE PARTNERS, L.P.
                                       By: WCAS HC Partners, General Partner


                                       By:______________________________________
                                          General Partner

                                       Patrick J. Welsh
                                       Russell L. Carson
                                       Bruce K. Anderson
                                       Andrew M. Paul
                                       Thomas E. McInerney
                                       Robert A. Minicucci
                                       Anthony J. deNicola
                                       Paul B. Queally
                                       Lawrence B. Sorrel
                                       D. Scott Mackesy
                                       Priscilla A. Newman
                                       Laura M. VanBuren
                                       Sean M. Traynor
                                       John Almedia, Jr.
                                       Jonathan M. Rather


                                       By: /s/ JONATHAN M. RATHER
                                           -------------------------------------
                                           Jonathan M. Rather, Individually and
                                           as Attorney-in-Fact


                                       WCAS MANAGEMENT CORP


                                       By:______________________________________
                                          Name:
                                          Title:

                                       J.P. MORGAN DIRECT CORPORATE FINANCE
                                       INSTITUTIONAL INVESTORS LLC


                                       By:______________________________________
                                          Name:
                                          Title:



                                       J.P. MORGAN DIRECT CORPORATE FINANCE
                                       PRIVATE INVESTORS LLC


                                       By:______________________________________
                                          Name:
                                          Title:


                                       522 FIFTH AVENUE FUND, L.P.


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                       SYSTEM


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CALIFORNIA STATE TEACHERS' RETIREMENT
                                       SYSTEM


                                       By:______________________________________
                                          Name:
                                          Title:

                                       CMS CO-INVESTMENT SUBPARTNERSHIP II
                                       By: CMS CO-INVESTMENT SUBPARTNERSHIP,
                                           a Delaware general partnership
                                           By: CMS Co-Investment Partners, L.P.,
                                               a Delaware limited partnership
                                               By: CMS/Co-Investment Associates,
                                                   L.P., a Delaware limited
                                                   partnership
                                                   By: MSPS/Co-Investment, Inc.,
                                                       a Delaware corporation

                                               By:______________________________
                                               Its:

                                               By: CMS 1997 Investment Partners,
                                                   L.P., a Delaware limited
                                                   partnership

                                                   By: CMS 1997, Inc., a
                                                       Delaware corporation

                                                       By:______________________
                                                       Its:


                                           By: CMS Co-Investment Partners I-Q,
                                               L.P., a Delaware limited
                                               partnership

                                               By: CMS/Co-Investment Associates,
                                                   L.P., a Delaware limited
                                                   partnership

                                                   By: MSPS/Co-Investment, Inc.
                                                       a Delaware corporation

                                                       By:______________________
                                                       Its:

                                           By: CMS 1997 Investment Partners,
                                               L.P., a Delaware limited
                                               partnership

                                               By: CMS 1997, Inc., a Delaware
                                                   corporation

                                                   By:__________________________
                                                   Its:


                                       By: /s/ IRA BRIND
                                           -------------------------------------
                                           Ira Brind


                                       By: /s/ BRUCE LINDSAY
                                           -------------------------------------
                                           Bruce Lindsay

                                       CMS DIVERSIFIED PARTNERS, L.P.
                                       By: CMS/DP Associates, L.P, a general
                                           partner
                                       By: MSPS/DP, Inc., its general partner


                                       By:______________________________________
                                          (Vice) President


                                       By: CMS 1995 Investment Partners, L.P, a
                                           general partner

                                           By: CMS 1995, Inc., its general
                                               partner


                                               By:______________________________
                                                  (Vice) President

                                       CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP


                                       By: /s/ RICHARD MITCHELL
                                           -------------------------------------
                                           Richard Mitchell
                                           Authorized Representative

                                       EURAZEO


                                       By:______________________________________
                                          Name:
                                          Title:

                                       DB CAPITAL INVESTORS, L.P.

                                       By: DB Capital Partners, L.P.,
                                           its General Partner

                                       By: DB Capital Partners, Inc.,
                                           its General Partner

                                       By:______________________________________
                                          Name:
                                          Title:

                                       GS PRIVATE EQUITY PARTNERS II, L.P.

                                       By: GS PEP II Advisors, L.L.C., its
                                           General Partner

                                       By: GSAM Gen-Par, L.L.C., its Managing
                                           Member


                                       By:______________________________________
                                          Name:
                                          Title:


                                       GS PRIVATE EQUITY PARTNERS II OFFSHORE,
                                       L.P.

                                       By: GS PEP II Offshore Advisors, Inc.,
                                       its General Partner


                                       By:______________________________________
                                          Name:
                                          Title:


                                       GS PRIVATE EQUITY PARTNERS II - DIRECT
                                       INVESTMENT FUND, L.P.

                                       By: GS PEP II Direct Investment Advisors,
                                       L.L.C., its General Partner

                                       By: GSAM Gen-Par, L.L.C., its Managing
                                       Member


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GS PRIVATE EQUITY PARTNERS III, L.P.

                                       By: GS PEP III Advisors, L.L.C., its
                                       General Partner

                                       By: GSAM Gen-Par, L.L.C., its Managing
                                       Partner


                                       By:______________________________________
                                          Name:
                                          Title:


                                       GS PRIVATE EQUITY PARTNERS III OFFSHORE,
                                       L.P.

                                       By: GS PEP III Offshore Advisors, Inc.,
                                       its General Partner


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                                       By: GS PEP Offshore Advisors (NBK), Inc.
                                       General Partner


                                       By:______________________________________
                                          Name:
                                          Title:

                                       HAMILTON LANE PRIVATE EQUITY PARTNERS,
                                       L.P.

                                       By: HLSP Investment Management, LLC,
                                       its General Partner


                                       By: /s/ MARIO L. GIANNINI
                                           -------------------------------------
                                           Mario L. Giannini
                                           Managing Member


                                       HAMILTON LANE PRIVATE EQUITY FUND, PLC


                                       By: /s/ MARIO L. GIANNINI
                                           -------------------------------------
                                           Mario L. Giannini, Director



                                       By: /s/ LESLIE BRUN
                                           -------------------------------------
                                           Leslie Brun, Director

                                       NASSAU CAPITAL PARTNERS III L.P.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NASSAU CAPITAL PARTNERS IV L.P.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NAS PARTNERS LLC


                                       By:______________________________________
                                          Name:
                                          Title:

                                       A.S.F. CO-INVESTMENT PARTNERS, L.P.
                                       By: PAF 10/98, LLC
                                           By: Old Kings I, LLC, as Managing
                                           Member


                                       By:______________________________________
                                          Name:
                                          Title:

                                       NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                       By: NYLCAP Manager LLC, its Investment
                                       Manager


                                       By:______________________________________
                                          Name:
                                          Title:

                                       FERRER FREEMAN THOMPSON & CO., LLC

                                       on behalf of FFT PARTNERS I, L.P. and as
                                         its General Partner


                                       By:______________________________________
                                          Name:
                                          Title:


                                       and

                                       on behalf of FFT EXECUTIVE PARTNERS I,
                                         L.P. and as its General Partner


                                       By:______________________________________
                                          Name:
                                          Title:


                                       and


                                       on behalf of FFT PARTNERS II, L.P. and as
                                         its General Partner


                                       By:______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT A
                                                                       ---------


                       Form of NHR Stockholders Agreement
                       ----------------------------------